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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): March 16, 2000

                                  FUNDTECH LTD.

           (Exact Name of Registrants as Specified in their Charters)

                                     ISRAEL

                 (State or Other Jurisdiction of Incorporation)

       333-08304                                           N/A

(Commission File Numbers)                 (I.R.S. Employer Identification Nos.)

       C/O FUNDTECH CORP.                               07302
30 MONTGOMERY STREET, SUITE 501
    JERSEY CITY, NEW JERSEY

 (Address of Principal Executive Offices)             (Zip Code)

                                 (201) 946-1100

              (Registrants' Telephone Number, Including Area Code)
                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)
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           Item 5. Other Events.

(a) Attached are Consolidated balance sheets of Fundtech Ltd. and its subsidiaries as of December 31, 1998 and 1999 and the related consolidated statements of operations, changes in shareholders' equity and cash flows for each of the three years in the period ended December 31, 1999.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           FUNDTECH LTD.
                                           (Registrant)


                                      By:  /s/ Reuven Ben-Menachem
                                           --------------------------------
     Date: March 16, 2000                  Reuven Ben-Menachem
                                           Chairman and Chief Executive Officer







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                                  EXHIBIT INDEX

           Exhibit No.         Exhibit

           20.1                Index to Financial Statements.

           20.2                Report of Independent Auditors.

           20.3 Consolidated balance sheets of Fundtech Ltd. and its subsidiaries as of December 31, 1998 and 1999 and the related consolidated statements of operations, changes in shareholders' equity and cash flows for each of the three years in the period ended December 31, 1999.




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